UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

APPLE REIT EIGHT, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-53175	20-8268625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Eight, Inc. (which is referred to below as the “Company”) is filing this report in accordance with Item 5.07 of Form 8-K.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On May 17, 2012, the Company held its Annual Meeting of Shareholders. At the Annual Meeting, shareholders considered: 1) the election of the two director nominees named in the proxy statement; 2) an advisory resolution to approve the allocated compensation of the Company’s named executive officers; and 3) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012. The Company’s shareholders voted as follows on these matters:

1.	Shareholders elected the two director nominees named in the proxy statement with the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON- VOTES
Robert M. Wily	20,961,571	1,447,890	70,912,299
Michael S. Waters	20,915,925	1,493,536	70,912,299

2.	Shareholders approved the advisory resolution to approve the compensation of the Company’s named executive officers with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
18,066,058	3,322,492	1,020,911	70,912,299

3.	The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. This proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
92,026,496	772,381	522,883	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Eight, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

May 23, 2012